SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 13, 2008

FUSHI COPPERWELD, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of
incorporation or organization)

0-19276	13-3140715
(Commission File Number)	(I.R.S. Employer Identification
Number)

1 Shuang Qiang Road
Jinzhou, Dalian, People’s Republic of China
(Address of principal executive offices)

116100
(Zip Code)

(011)-86-411-8770-3333
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

During an investor conference call held on November 13, 2008, Fushi Copperweld, Inc. (the “Company”) announced that its Board of Directors has authorized a the Company to repurchase up to $10 million of its common stock in the market in accordance with Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended. The authorization was subject to the Company’s ability to obtain approval of the PRC State Administration of Foreign Exchange (“SAFE”) to transfer the necessary funds to the United States and the Company engaging an investment banker to effect the repurchases.

As of the date of this Current Report, the Company has not engaged an investment banker and has not received the requisite SAFE approval.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FUSHI COPPERWELD, INC.

Date: November 13, 2008	By :	/s/ Chris Wang
Chris Wang,
Chief Financial Officer and President